Exhibit 99.1

Global Telecom & Technology to Acquire WBS Connect

Transaction Advances Global Telecom & Technology’s Strategy of Building Scale and Leveraging its Network Integration Platform

MCLEAN, Va.--(BUSINESS WIRE)--November 3, 2009--Global Telecom & Technology, Inc. (“GTT”) (OTCBB: GTLT) a leading global network integrator that provides its clients with a broad portfolio of wide-area network and mobility services, announced today that it has signed a definitive agreement to acquire privately-held WBS Connect, LLC. Based in Denver, Colorado, WBS Connect provides high bandwidth IP and wide area networking services to over 400 customers worldwide.

The acquisition of WBS Connect will expand the portfolio of IP transit and Ethernet services GTT offers. Additionally, GTT will add WBS Connect’s network infrastructure assets with over 60 points of presence in major North American, Asian and European metro centers. With these assets, GTT will have a deeper IP transit and Ethernet product suite to attract new customers and cross-sell into its existing customer base. On an annualized basis, WBS Connect has generated approximately $28 million in revenue and positive EBITDA.

Under the terms of the agreement, the total consideration consists of 500,870 shares of GTT common stock to be issued over 18 months beginning six months after the transaction closes, $1.8 million in cash and seller notes, plus the assumption of WBS liabilities and working capital. Subject to customary closing conditions and the approval of the Federal Communications Commission, the company expects the transaction to close by the end of 2009.

“Acquiring WBS Connect demonstrates GTT’s determination to rapidly scale its global telecom business. In this case, the transaction will combine the power of our customer and operations platform, proven management team and focus on business fundamentals with WBS Connect’s sizeable customer base and physical network,” said Rick Calder, President and Chief Executive Officer of Global Telecom & Technology. “The entire WBS Connect team has done an impressive job of growing revenue over the past three years and creating business value. We believe that the addition of WBS Connect’s product set, customer base and IP network will provide significant opportunities for long-term growth, further operational leverage and value creation for our global telecom business.”

“We are excited that the combination of WBS Connect’s business with GTT will allow us to take the WBS Connect suite of products and services to a whole new level in worldwide markets,” said Scott Charter and Mike Hollander, Co-Founders and Managing Partners of WBS Connect.

“GTT’s financial strength supports this transaction,” said Eric Swank, Chief Financial Officer of GTT. “We plan to finance the acquisition with existing cash, available debt capacity, and a very modest share issuance. By layering WBS Connect’s services onto our operational platform, we will be able to realize sizeable economies of scale. Over time, we will also seek ways to leverage the WBS Connect network to expand our overall gross margins. In short, the acquisition of WBS Connect is a financial and operational win-win as it expands our EBITDA and creates a business on a path to $100 million in revenue at an attractive price while enhancing GTT’s financial profile.”

Third Quarter Earnings Conference Call

Global Telecom & Technology will discuss the WBS Connect acquisition during its third quarter earnings conference call, scheduled on Thursday, November 12th at 8:30 a.m. Eastern Time. The conference call is available via phone, or over the internet.

  What: GTT’s Third Quarter 2009 Financial Results conference call, including discussion of the WBS Connect acquisition
  When: Thursday, November 12, 2009 at 8:30 a.m. Eastern Time
  Where: Via phone by dialing +1.888.359.3622 or +1.719.325.2427, entering passcode 9831049 and asking for the GTT call, or via internet webcast at www.gt-t.net.

About Global Telecom & Technology

GTT is a global network integrator that provides its clients with a broad portfolio of wide-area network and wireless mobility services. With over 800 worldwide supplier relationships, GTT combines multiple networks and technologies to deliver cost-effective solutions specifically designed for each client's unique requirements. GTT enhances client performance through our proprietary systems, comprehensive project management and 24x7 operations support. Headquartered just outside Washington, D.C. in McLean, Virginia with offices in London and Dusseldorf, GTT provides service to more than 300 enterprise, government, and carrier clients in over 80 countries, worldwide. For more information visit the GTT website at www.gt-t.net.

About WBS Connect, LLC.

#108 on the Inc. 500 Fastest Growing Private Companies list for 2009, WBS Connect is a provider of global IP transit and data transport services worldwide. WBS Connect offers IP transit, Ethernet, data center co-location, and managed network services products. WBS Connect has a presence in over 85 global data centers, access to more than 300,000 lit buildings, and over 240 Gigabits of network traffic currently in production. WBS Connect is headquartered in Denver, Colorado.

Forward-Looking Statements:

This release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of Global Telecom & Technology, Inc., with respect to current events and financial performance. You can identify these statements by forward looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” or similar words. These forward-looking statements may also use different phrases. From time to time, Global Telecom & Technology, Inc., which we refer to as “we,” “us” or “our” and in some cases, “GTT” or the “Company,” also provides forward-looking statements in other materials GTT releases to the public or files with the United States Securities & Exchange Commission (“SEC”), as well as oral forward-looking statements. You should consult any further disclosures on related subjects in our quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. Such forward-looking statements are and will be subject to many risks, uncertainties and factors relating to our operations and the business environment that may cause our actual results to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause GTT’s actual results to differ materially from these forward-looking statements include, but are not limited to, the following: our ability to obtain capital; our ability to develop and market new products and services that meet customer demands and generate acceptable margins; our reliance on several large customers; our ability to negotiate and enter into acceptable contract terms with our suppliers; our ability to attract and retain qualified management and other personnel; competition in the industry in which we do business; failure of the third-party communications networks on which we depend; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which we are engaged; our ability to maintain our databases, management systems and other intellectual property; our ability to maintain adequate liquidity and produce sufficient cash flow to fund our capital expenditures and debt service; technological developments and changes in the industry; our ability to complete acquisitions or divestures and to integrate any business or operation acquired; our ability to overcome significant operating losses; and general economic conditions. Additional information concerning these and other important factors can be found under the heading "Risk Factors" in GTT's annual and quarterly reports filed with the Securities and Exchange Commission including, but not limited to, its Annual Report on Form 10-K. Statements in this release should be evaluated in light of these important factors.

CONTACT:
GTT Media Contact:
JD Darby
+1.703.442.5530
jd.darby@gt-t.net
or
GTT Investor Contacts:
Eric Swank
+1.703.442.5529
eric.swank@gt-t.net
or
Adam J. Handelsman
Lippert/Heilshorn & Associates
+1.212.838.3777
ahandelsman@lhai.com